Summary Prospectus
FlexShares® STOXX® Global Broad Infrastructure Index Fund
March 1, 2018	Ticker: NFRA	Stock Exchange: NYSE Arca
Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated March 1, 2018, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(1)	-0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2019. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$ 153
5 Years	$268
10 Years	$603
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities of infrastructure-related companies that are domiciled or traded in developed and emerging markets around the world (including the U.S.). The companies included in the Underlying Index derive at least 50% of their revenues from the ownership, development, construction, financing or operation of infrastructure assets, as determined by STOXX® (the “Index Provider”) pursuant to its index methodology. Infrastructure assets are defined by the Index Provider as the physical structures and networks upon which the operation, growth and development of a community depends, and include: (a) communication (cable and satellite, data centers, wireless, wireless towers and wireline); (b) energy (energy utilities and midstream energy); (c) government outsourcing/social (correctional facilities, hospitals and postal services); (d) transportation (air transportation, passenger transportation, rail

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FlexShares® STOXX® Global Broad  Infrastructure Index Fund

transportation, road transportation and water transportation); and (e) utilities (waste management and water utilities). Constituents of the Underlying Index may include common and preferred stocks, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). In addition to tracking the performance of the Underlying Index, the Investment Adviser also seeks to minimize portfolio turnover and tax inefficiencies.
As of December 31, 2017, the Underlying Index comprised 150 issues with market capitalizations ranging from $128.3 million to $240.6 billion. As of the same date, the top five countries (by weighting) represented in the Underlying Index were the United States (40.4%), Canada (13.3%), Japan (10.9%), Great Britain (6.5%), and Spain (5.1%). The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis. The composition of the Underlying Index will change over time.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its underlying index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry,

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FlexShares® STOXX® Global Broad  Infrastructure Index Fund

sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts, options on futures contracts and forward currency contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Infrastructure-Related Companies Risk is the risk that the Fund is subject to the risks associated with investment in infrastructure-related companies in addition to the general risk of the stock market. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.
Interest Rate Risk is the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a

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FlexShares® STOXX® Global Broad  Infrastructure Index Fund

particular style of investing, such as growth or value, may underperform the market generally. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
REIT Risk is the risk that the Fund’s investments may be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results.
U.S. Issuer Risk is the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days

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FlexShares® STOXX® Global Broad  Infrastructure Index Fund

when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (6/30/2014): 7.59%
Worst Quarter (9/30/2015): -7.20%
Average Annual Total Returns
(for the periods ended December 31, 2017)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	16.04%	7.66%	10/8/2013
After Taxes on Distributions	15.18%	6.99%	—
After Taxes on Distributions and Sale of Shares	9.61%	5.93%	—
STOXX® Global Broad Infrastructure Index *	15.90%	7.60%	—
*	Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013 and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

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FlexShares® STOXX® Global Broad  Infrastructure Index Fund

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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